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                                                                 EXHIBIT 10(iii)


                                FIFTH AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT



                                                                  March 24, 1994




Stokely USA, Inc.
1055 Corporate Center Drive
Oconomowoc, Wisconsin  53066
Attention: Stephen W. Theobald


Ladies and Gentlemen:

         Reference is made to the Loan and Security Agreement dated as of August 18, 1992, as amended (the "Loan Agreement") among Stokely USA, Inc. ("Borrower"), the Lenders party thereto and Barclays Business Credit, Inc., as
Agent for the Lenders (the "Agent").   Unless defined herein, capitalized terms
used herein shall have the meanings provided to such terms in the Loan
Agreement.

         Borrower has requested that Lenders agree to amend the Loan Agreement in certain respects, and Lenders have agreed to do so, in the manner described herein and subject to the terms hereof, as follows:

         1.  The Loan Agreement is hereby amended as follows:

         a. Section 2.5 of the Loan Agreement is hereby amended by inserting a proviso at the end of the last sentence thereto, as follows:

         "; provided, that such reserve shall not be applicable at any time that Facility B Loans are not outstanding."

         b. Section 9.3(d) of the Loan Agreement is hereby amended and restated in its entirety, as follows:

             "(d)  Availability.   Maintain at all times, other than during the
         Excess Advance Period and during the period commencing March 31, 1994 and ending June 30, 1994, Availability calculated on a daily basis of not less than Five Million Dollars ($5,000,000)."

         c. The effectiveness of this Fifth Amendment to Loan and Security Agreement, as provided in Section 2
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Stokely USA, Inc.
March 24, 1994
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   below, shall constitute amendments of the Loan Agreement and all other
   Loan Documents as appropriate to express the agreements contained herein.
   In all other respects, the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their respective terms.

          2. The Amendments described herein shall be effective when each Lender, Borrower and each Guarantor of Borrower's Obligations set forth below, shall have executed a counterpart of this Fifth Amendment to Loan and Security Agreement and shall have delivered the same to Agent.

          3. This Fifth Amendment to Loan and Security Agreement may be executed in counterparts, each of which shall be deemed an original but all of which counterparts taken together shall constitute one and the same instrument.

                        Very truly yours,

                        BARCLAYS BUSINESS CREDIT, INC., as Agent and as a Lender


                        By ____________________________________

                        Its ___________________________________


                        BANK ONE, MILWAUKEE, NATIONAL ASSOCIATION


                        By ____________________________________

                        Its ___________________________________


                        FIRST BANK (N.A.)


                        By ____________________________________

                        Its ___________________________________
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Stokely USA, Inc.
March 24, 1994
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                             LASALLE NATIONAL BANK

                             By ____________________________

                             Its ___________________________

                             BA BUSINESS CREDIT, INC.

                             By ___________________________

                             Its ___________________________


                             NBD BANK, N.A.


                             By ___________________________

                             Its___________________________


Acknowledged and Agreed to this     day of March, 1994

STOKELY USA, INC.


By __________________________

Title _______________________
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Stokely USA, Inc.
March 24, 1994
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         Each of the undersigned Guarantors hereby agree and consent this 24th day of March, 1994 to the foregoing Fifth Amendment to Loan and Security Agreement and acknowledges that its Corporate Guaranty of Borrower's Obligations to Lenders remain in full force and effect notwithstanding such amendment.

                                 OCCONOMOWOC CANNING COMPANY, INC.


                                 By________________________________________
                                 Its_______________________________________


                                 ANC EXPRESS, INC.


                                 By________________________________________
                                 Its_______________________________________

                                 D & K FROZEN FOODS, INC.


                                 By________________________________________
                                 Its_______________________________________